               Applicants signing in New York must use this form.

[LOGO] American Funds(_)   American Legacy III(R) View   Lincoln Life & Annuity
                           Variable Annuity Application  Company of New York
                                                         Home office: Syracuse,
                                                                       New York

Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
              INITIALED BY THE CONTRACT OWNER.


1a Contract Owner  Maximum age of Contract Owner is 89.

                                       Social Security number/TIN    -  -
-------------------------------------                             --- -- ----
Full legal name or trust name*         Date of birth
                                                      ----- --- ---- ---- ------
                                                      Month Day Year Male Female
-------------------------------------
Street address                         Home telephone number        -
                                                             --- --- ----
                                       Date of trust*
-------------------------------------                 ----- --- ----
City                  State   ZIP                     Month Day Year

                                       Is trust revocable?*    Yes     No
-------------------------------------                       --      --
Trustee name*                          *This information is required for trusts.



1b Joint Contract Owner  Maximum age of Joint Contract Owner is 89.

                                       Social Security number        -  -
-------------------------------------                             --- -- ----
Full legal name                        Date of birth
                                                      ----- --- ---- ---- ------
                                                      Month Day Year Male Female
                                                         Spouse      Non-Spouse
                                                      --          --

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 89.

                                       Social Security number        -  -
-------------------------------------                             --- -- ----
Full legal name                        Date of birth
                                                      ----- --- ---- ---- ------
                                                      Month Day Year Male Female
-------------------------------------
Street address                         Home telephone number        -
                                                             --- --- ----

-------------------------------------
City                  State   ZIP


2b Contingent Annuitant Maximum age of Contingent Annuitant is 89.

                                       Social Security number        -  -
-------------------------------------                             --- -- ----
Full legal name


3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                               %
---------------------------------------------  ---------------  ----------  ----
Full legal name      Primary       Contingent  Relationship to  SSN/TIN
 or trust name*   --            --             Contract Owner

                                                                               %
---------------------------------------------  ---------------  ----------  ----
Full legal name      Primary       Contingent  Relationship to  SSN/TIN
 or trust name*   --            --             Contract Owner

                                                                               %
---------------------------------------------  ---------------  ----------  ----
Full legal name      Primary       Contingent  Relationship to  SSN/TIN
or trust name*    --            --             Contract Owner

                  Date of trust*               Is trust revocable?*
----------------                ----- --- ----   Yes      No
Executor/Trustee                Month Day Year       --      --
 name*
                                *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).


4  Type of American Legacy Contract

Nonqualified:    Initial Contribution OR    1035 Exchange
              --                         --
Tax-Qualified (must complete plan type):    Transfer OR    Rollover
                                         --             --
Plan Type (check one):    Roth IRA OR    Traditional IRA
                       --             --

                                                         Litho in USA LL/LL/5348
Form 30070APPNY ALView 0501   Page 1   (c)2002 American Funds Distributors, Inc.
                                                        Lit. No.LEG3VAP-001-0102

5a Allocation (This section must be completed.)
     Initial minimums:
          Nonqualified/Qualified: $ 25,000

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending instructions from the Contract Owner.
--------------------------------------------------------------------------------
     Please allocate my contribution of:

     $                      OR $
      ---------------------     -------------------
       Initial contribution      Approximate amount
                                 from previous carrier

     INTO THE FUND(S) BELOW

     Use whole percentages

              % Global Discovery Fund
     ----------
              % Global Growth Fund
     ----------
              % Global Small Capitalization Fund
     ----------
              % Growth Fund
     ----------
              % International Fund
     ----------
              % New World Fund
     ----------
              % Blue Chip Income and Growth Fund
     ----------
              % Growth-Income Fund
     ----------
              % Asset Allocation Fund
     ----------
              % Bond Fund
     ----------
              % High-Yield Bond Fund
     ----------
              % U.S. Govt./AAA-Rated Securities Fund
     ----------
              % Cash Management Fund
     ----------
              % Fixed Account
     ----------
              % DCA Fixed Account (must complete 5b)
     ----------
              % Total (must = 100%)
     ==========


5b Dollar Cost Averaging (Complete only if electing DCA.)
     $1,500 minimum required in the Holding Account
--------------------------------------------------------------------------------
     Total amount to DCA:   $
              OR             --------------
     MONTHLY amount to DCA: $
                             --------------

     OVER THE FOLLOWING PERIOD:
                               -------------
                               MONTHS (6-60)

     FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     [ ] DCA Fixed Account

     [ ] Cash Management Fund*

     [ ] U.S. Govt./AAA-Rated Securities Fund*


     INTO THE  FUND(S) BELOW

     Use whole percentages                             *The DCA Holding Account
                                                        and the DCA fund elected
                                                        cannot be the same.

              % Global Discovery Fund
     ----------
              % Global Growth Fund
     ----------
              % Global Small Capitalization Fund
     ----------
              % Growth Fund
     ----------
              % International Fund
     ----------
              % New World Fund
     ----------
              % Blue Chip Income and Growth Fund
     ----------
              % Growth-Income Fund
     ----------
              % Asset Allocation Fund
     ----------
              % Bond Fund
     ----------
              % High-Yield Bond Fund
     ----------
              % U.S. Govt./AAA-Rated Securities Fund*
     ----------
              % Cash Management Fund*
     ----------
              % Total (must = 100%)
     ==========

     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.


5c Cross-Reinvestment or Portfolio Rebalancing

    To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form (28887AL-NY).


6 Death Benefit Option

     If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.
     [ ] I/We hereby elect the Return of Premium Death Benefit.


7 Replacement

     Does the applicant have any existing life policies
     or annuity contracts?       [ ] Yes         [ ] No
     Will the proposed contract replace any existing
     annuity or life insurance?  [ ] Yes         [ ] No
     (Attach a state replacement form.)

     ---------------------------------------------------------------------------
     Company name
     ------------------------------------------------  -------------------------
     Plan name                                         Year issued

8 Automatic Withdrawals

     Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

[ ] Please provide me with automatic withdrawals based on      % (may be between
                                                         -------
    1-10%) of the greater of total contract value or premium payments, payable as follows:
[ ] Monthly  [ ] Quarterly [ ] Semi-annually  [ ] Annually
Begin withdrawals in
                    -------     ---------
                     Month        Year

                             OR

[ ] Please provide me with automatic withdrawals of $
                                                     -------
[ ] Monthly  [ ] Quarterly  [ ] Semi-annually  [ ] Annually
Begin withdrawals in
                    -------     ---------
                     Month        Year

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

    ELECT ONE: [ ] Do withhold taxes   Amount to be withheld    % (must be at
                   least 10%)                               -----
               [ ] Do not withhold taxes
               [ ] Direct deposit  [ ] Checking (attach a voided check)  OR
               [ ] Savings (attach a deposit slip)
    PAYMENT I/We authorize Lincoln Life & Annuity Company of New York to
    METHOD: deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

            --------------------------------------------------------------------
            Bank name                              Bank telephone number

            [ ] Send check to address of record   [ ] Send check to the
                                                      following alternate
                                                      address:

                                                      --------------------------

9 Automatic Bank Draft

     ---------------------------------------------------------------------------
     Print account holder name(s) EXACTLY as shown on bank records

     ---------------------------------------------------------------------------
     Bank name                                     Bank telephone number

     $ -------------------------
     Monthly amount
                                      Automatic bank draft start date:

                                      -------  ------------   ------
                                       Month    Day (1-28)     Year

     [ ] Checking (attach a voided check) OR [ ] Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.


10 Signatures

     From time to time, interest credited to amounts allocated to the six- or twelve-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     This annuity has a 1.60% or 1.70% mortality, expense and administration charge, a surrender charge for each premium ranging from 6% in the first year to 0% after four years decreasing 1% each year after the first year and an enhanced DCA program. We also offer other annuities which offer: 1) a 1.25% or 1.40% mortality, expense and administration charge, a 6% surrender charge for each premium ranging from 6% in the first year to 0% after seven years decreasing by 1% each year after the second year and an enhanced DCA program; and 2) a 1.55% or 1.65% mortality, expense and administration charge, no surrender charge or enhanced DCA program. All charges and features are fully described in the contract and prospectus.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III View and American Funds Insurance SeriesSM and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ------------------------------------
     Signed at (city)               State          Date
                                                        -------   -----   ------
                                                         Month     Day     Year
     ------------------------------------   ------------------------------------
     Signature of Contract Owner            Joint Contract Owner (if applicable)

     ------------------------------------
     Signed at (city)               State          Date
                                                        -------   -----   ------
                                                         Month     Day     Year
     ------------------------------------
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.


11 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [ ] No [ ] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):
     (Attach a state replacement form.)

                                                                       $
     ------------------------------------------------------------------ --------
     Company name                             Year issued               Amount


 12  Additional Remarks


 13  Dealer Information Licensing appointment with Lincoln Life & Annuity
                        Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 12.

     [ ] 1  [ ] 2  [ ] 3   OR   [ ] I-4Life/SM/ Advantage - complete Form
     30350AL-NY (nonqualified) or Form 30350Q-AL-NY (qualified)


     --------------------------------
     Registered representative's name (print as it appears on NASD licensing)

     Registered representative's telephone number
                                                  ------------------------------

     --------------------------------
     Client account number at dealer (if applicable)

     Registered representative's SSN
                                     -------------------------------------------

     --------------------------------
     Dealer's name

     ---------------------------------------------------------------------------
     Branch address             City           State              ZIP

     [ ] CHECK IF BROKER CHANGE OF ADDRESS
     Rep Code at Firm
                      ---------------------------------------------------


 14  Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     ---------------------------------------------------------------------------
     Signature
                             [AMERICAN FUNDS LOGO]

     Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                           By Express Mail:
     Lincoln Life & Annuity                Lincoln Life & Annuity
     Company of New York                   Company of New York
     Servicing Office - P.O. Box 2348      Attention: American Legacy Operations
     Fort Wayne, IN 46801-2348             1300 South Clinton Street
                                           Fort Wayne, IN 46802

     If you have any questions regarding this application, call Lincoln Life & Annuity Company of New York at 800 443-8137.